EXHIBIT 99.3


                              SPORTSLINE.COM, INC.
            INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

     On December 6, 1999, SportsLine.com, Inc. (the "Company") acquired Daedalus World Wide Corporation ("DWWC") for consideration valued at approximately $31,780,000 consisting of $4,000,000 cash and 600,000 shares of the Company valued at $27,780,000.

     The Unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 give effect to the acquisition of DWWC as if it had occurred on January 1, 1998. The Unaudited Pro Forma Combined Balance Sheet as of September 30, 1999 gives effect to the acquisition of DWWC as if it had occurred on that date.

     The Unaudited Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the consolidated company after the acquisition of DWWC that would have actually occurred had the acquisition of DWWC been effected as of the dates described above.

                              SPORTSLINE.COM, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1999
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                               Pro Forma          Pro Forma
                                                            SportsLine           DWWC        Adjustments          Combined
                                                            ----------         ---------     -----------          ---------
                           ASSETS
CURRENT ASSETS:
   Cash and cash equivalents .........................      $  64,509          $      80       $  (4,000)(a)      $  60,589
   Marketable securities .............................         33,868               --                               33,868
   Accounts receivable ...............................          8,866               --              (175)(c)          8,691
   Deferred advertising  and content costs ...........         21,538               --                               21,538
   Prepaid expenses and other current assets .........         11,655                 11            (278)(b)         11,388
                                                            ---------          ---------       ---------          ---------
       Total current assets ..........................        140,436                 91          (4,453)           136,074

RESTRICTED CASH EQUIVALENTS ..........................         12,989               --                               12,989
NONCURRENT MARKETABLE SECURITIES .....................         66,918               --                               66,918
LICENSING RIGHTS .....................................          5,950               --                                5,950
NONCURRENT DEFERRED ADVERTISING -AOL .................          7,667               --                                7,667
NONCURRENT DEFERRED ADVERTISING AND CONTENT - CBS ....         33,038               --                               33,038
PROPERTY AND EQUIPMENT, net ..........................          7,718                145                              7,863
GOODWILL .............................................         11,185               --            31,826(a)          43,011
OTHER ASSETS .........................................         11,454               --              --               11,454
                                                            ---------          ---------       ---------          ---------
                                                            $ 297,355          $     236       $  27,373          $ 324,964
                                                            =========          =========       =========          =========

                  LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable ..................................      $   1,059          $       2                          $   1,061
   Accrued liabilities ...............................          8,890                 30                              8,920
   Current portion of capital lease obligations ......            275               --                                  275
   Current portion of note payable ...................           --                   25             (25)(c)           --
   Deferred revenue ..................................          2,691                278            (278)(b)          2,691
                                                            ---------          ---------       ---------          ---------
        Total current liabilities ....................         12,915                335            (303)            12,947

NOTE PAYABLE, net of current portion .................           --                  150            (150)(c)           --
ACCRUED AOL OBLIGATION ...............................          8,274               --                                8,274
CONVERTIBLE SUBORDINATED NOTES .......................         90,000               --              --               90,000
                                                            ---------          ---------       ---------          ---------

        Total liabilities ............................        111,189                485            (453)           111,221
                                                            ---------          ---------       ---------          ---------

MINORITY INTEREST ....................................          7,720               --                                7,720

SHAREHOLDERS' EQUITY:
   Preferred stock, $0.01 par value,
     1,000,000 shares authorized, none
     issued and outstanding ..........................           --                 --                                  --
   Common stock, $0.01 par value,
     200,000,000 shares authorized,
     23,590,885 issued and
     outstanding actual, 24,190,885 issued
     and outstanding pro forma .......................            236               --                6(a)              242

   Additional paid-in capital ........................        288,016                 22         27,820(a)          315,858

   Accumulated deficit ...............................       (109,806)              (271)           --             (110,077)
                                                            ---------          ---------       ---------          ---------

       Total shareholders' equity ....................        178,446               (249)         27,826            206,023
                                                            ---------          ---------       ---------          ---------

                                                            $ 297,355          $     236       $  27,373          $ 324,964
                                                            =========          =========       =========          =========

                              SPORTSLINE.COM, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                                Pro Forma            Pro Forma
                                                           SportsLine         DWWC            Adjustments            Combined
                                                          ------------    ------------       -------------         ------------
REVENUE ............................................      $     39,236    $        320       $       (320)(b)      $     39,236
COST OF REVENUE ....................................            20,498              23               (320)(b)            20,201
                                                          ------------    ------------       ------------          ------------
GROSS MARGIN .......................................            18,738             297               --                  19,035
                                                          ------------    ------------       ------------          ------------
OPERATING EXPENSES:
  Product development ..............................             1,221            --                                      1,221
  Sales and marketing ..............................            25,595             291                                   25,886
  General and administrative .......................            13,946             172                                   14,118
  Depreciation and amortization ....................            20,190              28              3,410(a)             23,628
                                                          ------------    ------------       ------------          ------------
            Total operating expenses ...............            60,952             491              3,410                64,853
                                                          ------------    ------------       ------------          ------------

LOSS FROM OPERATIONS ...............................           (42,214)           (194)            (3,410)              (45,818)
INTEREST EXPENSE ...................................            (3,895)            (12)                12 (b)            (3,895)
INTEREST AND OTHER INCOME, net .....................             6,880               4               (177)(b)(d)          6,707
                                                          ------------    ------------       ------------          ------------

LOSS BEFORE INCOME TAXES ...........................           (39,229)           (202)            (3,575)              (43,006)
INCOME TAX EXPENSE .................................              --                (1)                 1(e)                 --
                                                          ------------    ------------       ------------          ------------
NET LOSS FROM CONTINUING OPERATIONS (f) ............      $    (39,229)   $       (203)      $     (3,574)         $    (43,006)
                                                          ============    ============       ============          ============
NET LOSS FROM CONTINUING OPERATIONS
PER SHARE - BASIC AND DILUTED (f)...................      $      (1.74)                                            $      (1.85)
                                                          ============                                             ============

WEIGHTED AVERAGE COMMON  SHARES OUTSTANDING -  BASIC
AND DILUTED ........................................        22,585,447                            600,000(a)         23,185,447
                                                          ============                       ============          ============

                              SPORTSLINE.COM, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                             Pro Forma            Pro Forma
                                                           SportsLine         DWWC          Adjustments           Combined
                                                          ------------    ------------     ------------          ------------
REVENUE ............................................      $     30,551    $        380     $       (199)(b)      $     30,732
COST OF REVENUE ....................................            17,231              24             (199)(b)            17,056
                                                          ------------    ------------     ------------          ------------
GROSS MARGIN .......................................            13,320             356             --                  13,676
                                                          ------------    ------------     ------------          ------------
OPERATING EXPENSES:
  Product development ..............................             1,313             --                                   1,313
  Sales and marketing ..............................            20,482             245                                 20,727
  General and administrative .......................            14,259             129                                 14,388
  Depreciation and amortization ....................            17,104              15            4,547 (a)            21,666
                                                          ------------    ------------     ------------          ------------
            Total operating expenses ...............            53,158             389            4,547                58,094
                                                          ------------    ------------     ------------          ------------
LOSS FROM OPERATIONS ...............................           (39,838)            (33)          (4,547)              (44,418)
INTEREST EXPENSE ...................................              (118)            (10)              10 (b)              (118)
INTEREST AND OTHER INCOME, net .....................             4,447               5             (230)(b)(d)          4,222
                                                          ------------    ------------     ------------          ------------
LOSS BEFORE INCOME TAXES ...........................           (35,509)            (38)          (4,767)              (40,314)
INCOME TAX EXPENSE .................................              --               (16)              16 (e)                --
                                                          ------------    ------------     ------------          ------------
NET LOSS ...........................................      $    (35,509)   $        (54)    $     (4,751)         $    (40,314)
                                                          ============    ============     ============          ============
NET LOSS PER SHARE - BASIC AND DILUTED .............      $      (1.94)                                          $      (2.13)
                                                          ============                                           ============
WEIGHTED AVERAGE COMMON  SHARES OUTSTANDING -  BASIC
AND DILUTED ........................................        18,305,927                          600,000 (a)        18,905,927
                                                          ============                     ============          ============

                                      P-4

                              SPORTSLINE.COM, INC.
           UNAUDITED NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS



(a) In December 1999, SportsLine.com, Inc. (the "Company") acquired Daedalus World Wide Corporation ("DWWC") for consideration valued at approximately $31,780,000 consisting of $4,000,000 cash and 600,000 shares of the Company valued at $27,780,000. The allocation of the purchase price to goodwill amounted to $31,826,000 which will be amortized over seven years for an annual expense of approximately $4,547,000.

(b) This pro forma adjustment is the elimination of transactions between the Company and DWWC.

(c) This pro forma adjustment is the elimination of a note receivable/payable between the Company and DWWC.

(d) This pro forma adjustment is the reduction of interest income due to the expenditure of $4,000,000 interest earning cash in the purchase assuming the acquisition had occurred at the beginning of the respective period.

(e) This pro forma adjustment is to eliminate income tax expense which would have not been incurred assuming the acquisition had occurred at the beginning of the respective period.

(f) An extraordinary gain of approximately $21,809,000 resulting from the Company's early extinguishment of debt has been excluded from the Company's unaudited historical statement of operations included in the pro forma combined statement of operations for the nine months ended September 30, 1999 due to its non-recurring nature.


                                      P-5